LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into on September 6th, 2011 by between Envision Solar International, Inc., a Nevada corporation (the "Borrower"), and Gerald Hickson, an individual (the "Lender"). Certain capitalized terms used herein are defined on Exhibit A of this Agreement.

         The parties agree as follows:

         1. LOAN.

                  (a) LOAN. Subject to the terms and conditions hereof, the Lender shall make a loan (the "Loan") to Borrower in the principal sum of $1,000,000. The Loan shall be evidenced by a Convertible Promissory Note issued by the Borrower to the Lender at the Closing (as defined below) in the form of Exhibit B hereto (the "Note").

                  (b) INTEREST. The Note and all other monetary Obligations shall bear interest at 9% per annum. Interest shall be payable in arrears on the Maturity Date as defined in this Agreement. Any interest not paid when due shall be added to the principal and shall thereafter bear like interest as the principal of the Note. Interest accruing after the Maturity Date shall be compounded annually, without waiving any rights or remedies of the Lender by reason of the failure to pay the same when due.

                  (c) MATURITY DATE. Unless the Note is earlier converted into equity securities of the Borrower as provided in the Note, on December 31, 2012 (the "Maturity Date"), the entire outstanding principal balance of the Note and all accrued and unpaid interest thereon and all other monetary Obligations shall be due and payable.

                  (d) PAYMENTS. For all purposes of this Agreement, any payments by Borrower will only be deemed received when received in immediately available funds, and any immediately available funds received later than 5:00 p.m. (California time) on any Business Day shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue during such period.

                  (e) PREPAYMENT. The Borrower may at any time after 180 days of the execution of this note prepay all or any portion of the outstanding balance of the Note by giving at least three days prior notice to the Lender of the prepayment date. The Borrower shall pay to the Lender all or any portion of the outstanding principal and accrued interest due on this Note or shall, to the extent of the prepayment and if agreed in writing by the Lender, issue and deliver to the Lender a certificate representing a number of shares of the Borrower's common stock (the "Shares") into which such Note is convertible as of the prepayment date. The Borrower shall not, however, be obligated to make such payment or issue such Shares unless the Lender has delivered its original Note to Borrower or has notified Borrower that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to Borrower to indemnify
Borrower from any loss incurred by it in connection with such lost, stolen or destroyed Note. The Lender shall have the right to exercise all of its rights under the Note, and interest shall continue to accrue, until payment in full is made hereunder, or the Note is converted into Shares as provided in the Note. The Note will be deemed converted on the date of written notice of election to convert, regardless of when the actual Note is submitted by the Lender for cancellation.

                  (f) CONVERSION. All or any portion of the entire outstanding balance of this Loan and the Note is convertible into Shares of Borrower's common stock in accordance with the terms and conditions of the Note and this Agreement.

         2. REPRESENTATIONS AND WARRANTIES. Borrower represents to the Lender as of Closing Date (and the following representations shall be deemed continuing until the time set forth in Section 15 of this Agreement):

                  (a) AUTHORIZATION; SUBSIDIARIES.

                           (i)  Borrower  is  and  will   continue  to  be  duly
                  organized, validly existing and in good standing under the laws of the State of Nevada, and Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized by all necessary corporate action, and do not violate Borrower's Articles of Incorporation or Bylaws, or, in any material respect, any law or any material agreement or instrument which is binding upon Borrower or its property. This Agreement and the Note are, or when executed and delivered will be, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as the same may be limited by equitable principles and by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights. The reservation for potential issuance of the Shares pursuant to the terms of this Agreement and the Note has been approved by the Borrower's Board of Directors.

                           (ii) Borrower has one wholly-owned subsidiary, Envision Construction, Inc. Borrower's correct name is set forth in the heading of this Agreement and if Borrower hereafter gives the Lender written notice within 15 days after any future change in Borrower's name, this representation shall not be deemed to be breached. True and correct copies of the Borrower's Articles of Incorporation and Bylaws have been delivered to the Lender.

                  (b) FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements delivered to Lender have been prepared in conformity with generally accepted accounting principles (except for the absence of footnotes and subject to normal year-end adjustments with respect to unaudited financial statements, and except in the case of projections or forecasts, which Borrower represents and warrants have been be prepared in good faith utilizing assumptions it believes to be reasonable). All financial statements delivered to the Lender fairly reflect the financial condition of Borrower, at the times and for the periods therein stated.

                  (c) TAX RETURNS AND PAYMENTS. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, and
(ii) notifies the Lender in writing of the commencement of, and any material development in, the proceedings.

                  (d) COMPLIANCE WITH LAW. To Borrower's knowledge, Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct of Borrower's business, and all environmental matters, except where the failure to do so would not result in a Material Adverse Change.

                  (e) LITIGATION. There is no claim or litigation pending or (to Borrower's knowledge) threatened against Borrower, except as disclosed in its SEC Reports and additionally, a arbitration notice given to Envision related to a debt owed to a legal firm for past services. There is no action, proceeding or investigation pending, or to Borrower's knowledge threatened, against the Borrower or its officers or directors, or to the knowledge of Borrower, against employees or consultants of Borrower, or any basis therefore known to Borrower, involving the prior employment of any of the Borrower's employees, their use in connection with the Borrower's business of any Intellectual Property of their former employers, or their obligations under any agreements with prior employers, which individually or in the aggregate could result in a Material Adverse Change.

                  (f) INFORMATION. All information provided to the Lender by or on behalf of Borrower by a duly authorized officer on or prior to the date of this Agreement is true and correct in all material respects, all information hereafter provided to the Lender by or on behalf of Borrower by a duly authorized officer will be true and correct in all material respects, and no representation or other statement made, previously, now or hereafter, to the Lender by or on behalf of Borrower by a duly authorized officer contains or will contain, at the time made, any untrue statement of a material fact or omits or will omit, at the time made, any material facts necessary to make any statements made to the Lender not misleading at the time made. For the purpose of this paragraph, "information" means written information that (i) relates to any material aspect of Borrower's business, operations or financial condition or
(ii) which is provided by the Borrower to the Lender pursuant to this Agreement, except for the financial projections contained therein, which projections are subject to Section 2(b) of this Agreement.

         3. INTELLECTUAL PROPERTY. Borrower is the sole and exclusive owner of all right, title and interest in and to all Intellectual Property necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement with the rights of, others. The Borrower has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any Intellectual Property of any other Person. Borrower is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of Borrower or that would conflict with Borrower's business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Borrower's business as proposed, will, to the Borrower's knowledge after due inquiry, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. Borrower does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by Borrower. Borrower is not aware of any violation or infringement by a third party of any of its Intellectual Property. USE OF PROCEEDS.

         Borrower will use the proceeds of the Loan for general operating purposes with particular emphasis on the operating capital requirements of the execution of the contracts to deploy 15 Solar Tree(R) structures, CleanCharge(TM) EV Charging, EnvisionTrack(TM) at Pier Lima in San Diego for the US Navy and to deploY 6 Solar Tree(R) structures, CleanCharge(TM) EV Charging, EnvisionTrack(TM) and battery storage for San Diego Gas aNd Electric in San Diego as well as adding business development resources to help in the growth of the business and shall not in any event use such proceeds for investment activities.

         4. CLOSING.

                  (a) CLOSING DATE. The closing of the Loan (the "Closing") will take place at the offices of Envision Solar International at 7675 Dagget Street, Suite 150, San Diego 92111 at 1:00 p.m. (local time) on the date that the parties may mutually agree in writing, but in no event later than as of September 10th, 2011 (the "Closing Date"), unless extended by mutual written agreement of the parties.

                  (b) DELIVERY. Subject to the terms of this Agreement, at the Closing the Borrower will deliver an executed Note to the Lender against payment of the purchase price therefore by, at the option of the Lender, a check or checks payable to the order of the Company or by wire transfer.

                  (c) CONDITIONS TO THE LENDER'S OBLIGATIONS. The obligation of the Lender to make its Loan at the Closing is subject to the fulfillment to its satisfaction, on or prior to the ClOSING DATE, OF THE FOLLOWING CONDitions, any of which may be waived by the Lender in writing:

                           (i) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Borrower in Section 2 hereof shall be true and correct on and as of the Closing Date. Borrower shall have performed all Obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                           (ii) CONSENTS AND WAIVERS. Borrower shall have obtained in a timely fashion any and all consents, permits, and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the same shall be effective as of the Closing Date.

         5. EVENTS OF DEFAULT. Any one or more of the following shall constitute an event of default ("Event of Default") under the Loan Documents:

                  (a) Borrower shall fail to pay any principal of or interest on the Loan or any other monetary Obligations within five Business Days after the date due; or

                  (b) Borrower shall fail to comply with or perform any other provision of this Agreement, the Loan Documents or any other non-monetary Obligation, which failure is not cured within ten Business Days after such failure occurs; or

                  (c) Borrower shall breach any of Borrower's representations or warranties, contained in this Agreement, or any Loan Document, which breach is not cured within ten Business Days after such breach occurs; or

                  (d) Dissolution, termination of existence, or insolvency of Borrower; or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (except that, in the case of a proceeding commenced against Borrower, Borrower shall have 30 days after the date such proceeding was commenced to have it dismissed).

         6. REMEDIES.

                  (a) REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Lender may (at its option), without notice except for such notices as are required by law and as provided in this Agreement, accelerate and declare the Note and the other Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation.

                  (b) SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower, except as expressly set forth below), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Lender's Note, and although such Obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

                  (c) REMEDIES CUMULATIVE. Exercise or partial exercise by the Lender of one or more of such rights or remedies shall not be deemed an election, nor bar the Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of the Lender to exercise any such rights or remedies shall not operate as a waiver thereof, but all such rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed. No Event of Default or exercise of rights or remedies as a result thereof shall affect the Lender's other rights under this Agreement, all of which shall continue in full force and effect.

         7. WAIVERS AND AMENDMENTS.

                  (a) The failure of the Lender at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and the Lender shall not waive or diminish any right of the Lender later to demand and receive strict compliance with such provisions. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.

                  (b) Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by the Lender on which Borrower is or may in any way be liable, and notice of any action taken by the Lender, unless expressly required by this Agreement.

         8. INDEMNITY. If either the Lender or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs, including (but not limited to) reasonable attorneys' fees incurred in connection with such action. Borrower shall indemnify the Lender for any losses, claims, actions, causes of action, penalties, and reasonable costs and expenses (including reasonable attorneys' fees), which the Lender may sustain or incur based upon, arising out of, or relating to a breach by the Borrower of this Agreement, any of the Obligations or the Loan Documents, except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of the person to be indemnified or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing such person. The indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall continue in full force and effect.

         9. CONFIDENTIALITY. In handling any confidential non-public information provided to the Lender by Borrower, the Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information to maintain the confidentiality of the same, except that disclosure of such information may be made (i) to Affiliates of the Lender, or to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement with respect thereto,
(ii) as required by law, regulations, rule or order, subpoena, judicial order or similar order (provided that, in the case of a subpoena, judicial order or similar order, the Lender shall, if practical, give written notice thereof to the Borrower so that Borrower may take appropriate action to prevent such disclosure if it wishes), and (iv) as may be commercially reasonable in connection with the exercise of any remedies by Lender under this Agreement. Confidential information hereunder shall not include information that either:
(a) is in the public domain, or becomes part of the public domain through no fault of the Lender; or (b) is disclosed to the Lender by a third party, which does not have a duty of confidentiality to the Borrower.

         10. NOTICES.

                  (a) All notices under this Agreement shall be in writing and shall be deemed to have been given (a) upon receipt, when delivered by hand or by electronic facsimile transmission or email if sent during normal business hours and, if not, then the next Business Day, or (b) upon receipt, when delivered by overnight courier, or (c) five days after mailing by certified mail return receipt requested, addressed to each party at the addresses indicated below their signatures below.

                  (b) NOTICES OF RECORD DATE. If the Borrower shall propose at any time:

                           (i) to declare  any  distribution  upon its shares of
                  common stock;

                           (ii)    to    effect    any    reclassification    or
                  recapitalization of its shares of common stock; or

                           (iii) to merge or consolidate  with or into any other
                  corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

                           then,  in  connection  with each such event  Borrower
                  shall send to the Lender:

                                    (1) at least ten (10)  days'  prior  written
                           notice of the date on which a record shall be taken for such distribution (and specifying the date on which the holders of Shares shall be entitled thereto); and

                                    (2) in the case of the  matters  referred to
                           in (ii) and (iii) above, at least ten (10) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon the occurrence of such event).

         11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE LENDER.

                  (a) The Lender represents and warrants to Borrower as of Closing Date and as of the date the Lender acquires Shares, if it acquires Shares, as follows:

                           (1) It has full power and authority and has taken all
                  required action necessary to permit it to execute and deliver and to carry out the terms of this Agreement and all other documents or instruments required by this Agreement.

                           (2) It is its present  intention  to acquire the Note
                  and the Shares for its own account and that its Note and the securities into which the Note is convertible (together, its "Securities") are being or will be acquired by it for the purpose of investment and not with a view to distribution. The Lender agrees that it will not sell or transfer any of its Securities without registration under applicable federal and state securities laws, or the availability of exemptions therefrom. The Lender agrees that the documents evidencing the Securities will each bear a restrictive legend stating that the Securities represented thereby have not been registered under applicable federal and state securities laws and referring to restrictions on their transferability and sale.

                           (3) It is an  "accredited  investor"  (as  defined in
                  Rule 501(a) under the Securities Act) and it acknowledges that it currently has, and had immediately prior to its Loan hereunder, such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment and further acknowledges that it is able to bear the economic risk of this investment for an indefinite period of time. During the course of this transaction and prior to the sale to the Lender of the Note hereunder, it acknowledges that it had the opportunity to ask questions of, and receive answers from, management of the Borrower concerning the terms and conditions of this investment and to obtain any additional information of the same kind that is specified in Rule 502 of Regulation D of the Securities Act, or that is necessary to verify the accuracy of the other information obtained. It has received such information as it deems necessary to enable it to make its investment decision. In particular, Lender has carefully reviewed all of Borrower's SEC Reports and the risk factors and other information furnished to the Lender by the Borrower supplementally. Lender further acknowledges that Allied Beacon Partners, Inc., a registered broker-dealer with the Financial Industry National Regulatory Association ("FINRA"), will earn a selling commission in the form of cash and equity in connection with the Lender's Loan to the Borrower.

                  (b) RESTRICTIONS ON DISPOSITION. Without in any way limiting the representations set forth in Section 11(a) above, during the period from the Closing Date until the second anniversary of the Closing Date, the Lender further agrees not to make any disposition of all or any portion of the Shares without the prior written approval of the Borrower, provided that such prior written approval of the Borrower shall not be required (i) for transfers or sales where the number of Shares being conveyed do not exceed, in any single day, fifteen percent (15%) of the daily average volume of such prior week sales as reported by such applicable exchange , (ii) for transfers to Affiliates of the Lender, or (iii) if the Borrower has breached a material obligation under this Agreement. Certificates evidencing the Shares will bear an appropriate legend reflecting such restrictions on transfer.

                  (c) LOCK-UP PROVISION. Upon receipt of a written request by Borrower's underwriters, the Lender shall not sell, sell short, grant an option to buy, or otherwise dispose of any of the Securities (except for any such Securities included in the registration) for a period of up to one hundred and eighty (180) days following the effective date of a registration of the Borrower's securities; provided, however, that the Lender shall have no obligation to enter into the agreement described in this Section 11(c) unless all executive officers and directors of Borrower and all other holders of other registration rights from Borrower enter into similar agreements. Borrower may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of said maximum 180-day period.

         12. GOVERNING LAW. This Agreement and all acts and transactions hereunder and all rights and obligations of the Lender and Borrower shall be governed by the internal laws of the State of California.

         13. GENERAL. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and the Lender, and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection with this Agreement. Subject to Section 11(b), the Lender may assign all or any part of its interest in the Note and this Agreement and the Obligations to any person or entity, or grant a participation in, or security interest in, any interest in this Agreement or the Note, without notice to, or consent of, Borrower. Borrower may not assign any rights under or interest in this Agreement without the Lender's prior written consent. This Agreement shall be binding upon, and inure to the benefit of, the respective parties' heirs, executors, administrators, assigns and successors. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

         14. TERMINATION OF CERTAIN PROVISIONS. All representations in Section 2 shall cease to be continuing on the date the entire Note is paid in full or converted into Shares.

         15. SURVIVAL. The representations, warranties and covenants of Borrower and the Lender contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, any Closing Date, and any conversion of the Note into Shares for so long as the applicable statute of limitations.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


LENDER:                                BORROWER:

GERALD HICKSON                         ENVISION SOLAR INTERNATIONAL, INC.


                                       /s/ Desmond Wheatley
---------------------------------      ----------------------------------------
By: Gerald Hickson                     By: Desmond Wheatley
                                       Title: Chief Executive Officer

Address for notices:                   Address for notices:
403 Hazeltine Dr.                      7675 Dagget Street, Suite 150
Austin, TX 78734                       San Diego, California 92111
Email: jerryhickson@sbcglobal.net      Email: desmond.wheatley@envisionsolar.com

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

         1. "Affiliate" means as to any Person, any other Person who directly or indirectly controls, is under common control with, is controlled by or is a director or officer of such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of the members of the board of directors or other governing body of a corporation, limited liability company or partnership or other ownership interests of any other Person will be deemed to control such corporation, limited liability company, partnership or other Person.

         2. "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in Los Angeles, California are required or permitted by law to close.

         3. "Intellectual Property" means all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret and proprietary rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of technology; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, service marks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of such rights; and (j) all licenses or other rights to use any property or rights of a type described above in this definition.

         4. "Loan Document" means any present or future document, instrument or agreement relating to this Agreement, including without limitation the Note.

         5. "Material Adverse Change" means (i) any effect that is materially adverse to the scope of Borrower's business, or to the results of operations, assets, liabilities or financial or other condition of Borrower or (ii) the material impairment of Borrower's ability to perform its Obligations or of Lender's ability to enforce the Obligations.

         6. "Obligations" mean any amounts owed by the Borrower to the Lender under any of the Loan Documents.

         7. "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, joint stock company, association, corporation, institution, entity, party or government (including any division, agency or department thereof) or any other legal entity, whether acting in an individual, fiduciary or other capacity, and, as applicable, their successors, heirs and assigns.

         8. "Publicly Traded" means that the Borrower's shares of common stock are listed and trading on the OTC Bulletin Board, the Nasdaq Stock Market, or a national securities exchange or public securities trading market.

         9. "SEC Reports" means all reports, financial statements and other information and disclosures filed by the Borrower with the United States Securities and Exchange Commission.

                                   EXHIBIT B

                           Convertible Promissory Note

                                    EXHIBIT C

                                   Exceptions

  2. (a)          List  of  wholly-owned   or  partially   owned   subsidiaries,
                  partnerships or joint ventures of or with the Company: See SEC Reports.

  2. (b)          Liabilities of the Company:  See SEC Reports

  2. (e) List of legal claims or litigation pending or (to Borrower's knowledge) threatened against Borrower: See SEC Reports.